Investment in ATC	6 Months Ended
Jun. 30, 2013
Investment in ATC Disclosure [Abstract]
Investment in ATC

3.       Investment in ATC - MGE Energy and MGE.

ATC owns and operates electric transmission facilities primarily in Wisconsin. MGE received an interest in ATC when it, like other Wisconsin electric utilities, contributed its electric transmission facilities to ATC. That interest is presently held by MGE Transco, which is jointly owned by MGE Energy and MGE.

MGE Transco has accounted for its investment in ATC under the equity method of accounting. For the six months ended June 30, 2013 and 2012, MGE Transco recorded equity earnings from the investment in ATC of $4.7 million and $4.5 million, respectively. Dividends received from ATC were $3.6 million and $3.5 million for the six months ended June 30, 2013 and 2012, respectively. In addition, during the six months ended June 30, 2013 and 2012, MGE Transco made $0.7 million and $0.9 million in capital contributions to ATC, respectively. On July 31, 2013, MGE Transco made a $0.4 million capital contribution to ATC.

MGE Transco's investment in ATC as of June 30, 2013 and December 31, 2012 was $62.8 million and $61.0 million, respectively.

At June 30, 2013, MGE is the majority owner, and MGE Energy, the holding company, is the minority owner of MGE Transco. MGE Energy's proportionate share of the equity and net income of MGE Transco is classified within the MGE financial statements as noncontrolling interest.

ATC's summarized financial data for the three and six months ended June 30, 2013 and 2012, is as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
(In thousands)	2013	2012	2013	2012
Operating revenues	$152,128	$152,171	$303,865	$299,833
Operating expenses	(69,875)	(71,760)	(139,645)	(141,326)
Other income (expense), net	116	(327)	(332)	(827)
Interest expense, net	(21,052)	(20,776)	(42,096)	(40,277)
Earnings before members' income taxes	$61,317	$59,308	$121,792	$117,403